UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                             Investment Company Act
                              file number 811-6027

                              KAVILCO INCORPORATED
               (Exact name of registrant as specified in charter)

                        600 UNIVERSITY STREET, SUITE 3010
                         SEATTLE, WASHINGTON 98101-1129
               (Address of Principal executive offices) (Zip Code)

                                  (206) 624-6166
		Registrant's telephone number, including area code

			Date of fiscal year end: December 31

		Date of reporting period: November 19, 2004

                       KAVILCO INCORPORATED NEWSLETTER
                        HAPPY HOLIDAYS! NOVEMBER  2004

DIVIDEND DECLARATION
--------------------

I am pleased to announce that on November 5, 2004, the Board of Directors declared a cash dividend of $91.00 per share. This dividend will be paid to shareholders of record as of November 8, 2004. The dividend is payable on November 19, 2004. Your dividend check is enclosed with this newsletter if you do not have direct deposit.

HISTORICAL DISTRIBUTION FACTS
-----------------------------
After the 1980 timber sale to ITT Rayonier, Kavilco had a net worth (assets/liabilities) of $22,812,918

As of 2004, Kavilco has made $39,169,431 in dividend payments. We DISTRIBUTED THE ENTIRE NET WORTH of Kavilco, while we increased our net asset base to $40,217,964.

Since 1980 shareholders with 100 shares have received a total of $327,425. Fourteen and a half years ago shareholders elected to have Kavilco become a registered investment company, which is exempt from the 40% federal income tax. It is hard to imagine that, since then, a person owning 100 shares is $76,969 richer because we are an investment company. An added benefit of being a registered investment company is that Kavilco is subject to SEC regulations protecting shareholders.

HIGHLIGHTS OF THE ANNUAL MEETING
--------------------------------
PRESIDENT'S REPORT

This year's Annual Meeting was well attended, with 70% of our shareholders represented in person or by proxy. Erma
Lawrence opened the meeting with a prayer. As in the previous year a statement was given on the economic condition of our investment opportunities and its impact on Kavilco's financial portfolio relating to the dividend for this year. The announced dividend will be $91.00 per share payable on November 19, 2004. Last year in November 2003 the dividend was $111.50 per share. Hopefully with this coming year the economy will make a positive turn that will be a help to our financial portfolio.

Recognition at the Annual Meeting of Shareholders was given to Vice President Louis L. Jones, Sr. for his twenty-five years of service on the Board of Directors. He received a large wall clock with a plaque expressing our thanks for his 25 years of service.

A remembrance in the form of a moment of silence was given to our original shareholders who have passed away during the past year. Pauline Blackstad, who was 100 years old, and Ernest Jones, who was 73 years old. Both of these shareholders were born in Kasaan.

We were honored with the presence of M. Jay Miller, a shareholder who was attending his very first Annual Shareholder's Meeting. Jay now resides in the City of Petersburg, Alaska. He is a refined metal engraving artist.

When time came for the nominations of the Board of Directors three incumbent members were named and nominations were closed by the shareholders, thus election of all incumbents were elected by unanimous consent of the shareholders.

Our Chief Financial Officer, Scott Burns, gave a very detailed overview on the economic challenge that we face in order to keep the best return, in the form of dividends, for the future. I would like to commend him for his dedicated efforts.

I would like to thank the shareholders for their continued support for the Board of Directors and management. Their questions and concerns were valid and hopefully the responses covered them. It seems that all the shareholders have a very good understanding of our economic times and hopefully the future will again be brighter.

Everyone that attended the Annual Shareholders Meeting dinner at the Cape Fox Lodge enjoyed it as well as the Kasaan Haida Heritage program following. The raffle and visiting with friends and relatives was a lot of fun.


CFO'S REPORT
------------
Mr. Burns discussed the issues surrounding the portfolio. Since November, 2003 we have had $11 million of bond that were either sold (two bond issues were sold for a net capital gain of $336,913) or matured. Assuming an average yield of 7%, we made $770,000 in interest income. Unfortunately, the proceeds from the sales/maturities of our bonds are invested at 2%, which works out to $220,000 of interest income. The bottom line is that we are down $550,000 in interest income for next year.

Why are interest rates at a 40-year low? Part of the answer involves actions by the Federal Reserve (Fed). After the stock market bubble burst in 2000 the Fed was concerned about deflation (a major drop in prices and lack of economic growth that has plagued Japan since their stock market crashed in 1990). The most powerful strategy to fight deflation is to reduce short-term interest rates in an attempt to keep the economy going. This strategy coupled with a reduction in taxes prevented a major downturn in the economy.

The other part of the answer lies with Asia. Asian countries want to keep their exports cheap to support rapid growth and are happy to keep acquiring dollars indefinitely. In turn, by buying U.S. Treasury bonds, they reduce our interest rate, which encourage spending and ensures that we keep buying Asian goods. This little game has resulted in $1.6 trillion held in Asia. The game has to continue at a rate of $2.6 billion a day or else we can anticipate a rapid decline in the dollar and higher interest rates.

Are we alone in this low interest rate environment and substandard returns? On a global level there is a furious hunt for yield. Take for example the Alaska Permanent Fund. In 2000 each Alaskan resident received $1963. This year's dividend was $920, which represents a 53% reduction in four years. Pensions are also having trouble. Ford and General Motors are under investigation by the SEC for understating their pension liabilities by $100 billion because of low portfolio returns. There isn't an area in the global economy where the substandard returns aren't having a devastating impact.

Here in lies our future strategy. The trade deficit is 5.7% of the economy, which is exceptionally high and climbing. When you combine this with federal deficit of $413 billion (this is at a record high), you have all the necessary ingredients for higher interest rates. The only question now is when will interest rates start to increase and by how much?

We have not confined our search for returns to just the financial market. At every Board meeting we look into alternative investments. For example, we had an excellent seminar conducted by Ron Hadden on Section 8(a) of the Small Business Act. Regardless of what kind of a business model we look at, it will not provide an instant infusion of revenue to offset the decline in interest income. To put it mildly, 2005 is going to be another difficult year.

SHAREHOLDER COMMENTS:
---------------------
1. Charlie White feels that we should reduce dividend payments so that Kavilco could grow and provide higher dividend payments in the future.
2. Della Coburn asked if it is possible for Kavilco to start subsidiaries. Mr. Burns stated that we could, providing it doesn't conflict with the Investment Company Act of 1940.
3. Julie Coburn suggested a more extensive shareholder dinner menu.
4. Della Coburn asked when may shareholders be included in Kavilco land use plan. She suggested a form for shareholder comments that can be sent in for board consideration or implementation.
5. Willard Jones inquired about Eagle Nest identification on Kavilco property.
6. Herschel Ford congratulated Scott Burns for a "Helluva Job!" - earned shareholder applause for Scott Burns.
7. Julie Coburn asked about the salaries of the CEO & CFO. Mr. Thompson responded that his salary is frozen and CFO's salary is adjusted annually for inflation.
8. Erma Lawrence commended the board for their commitment to Kavilco's shareholders and tribal members.
9. Board and shareholder recognition of Erma Lawrence's unprecedented dedication to our tribe, heritage and corporation.
10. Kavilco recognition of Henry Jones' scholastic achievements.
11. Willard Jones recognized Jeane Breinig's and Julie Coburn's achievements in scholastics and Kasaan Cultural work. Kavilco recognition of Kenneth Gordon's degree in chemical dependency.
12. Kavilco's recognition of Kasaan Haida Heritage Board for their work

ELECTION RESULTS
----------------
On the proxy ballot this year were Louis A. Thompson, Melanie R.
Locklear and Laird Jones. All three were re-elected with no opposition.

Also on the ballot was the ratification of the selection of Anderson ZurMuehlen & Co., P.C. as Kavilco's independent public accountants. Votes for: 6,483; against: 188; abstain: 1,119.

At the organizational meeting of the Board of Directors following the Annual Meeting all of the incumbent officers were re-elected.
Kavilco's Officers are:

Louis Thompson, President
Louis Jones, Sr., Vice President
John Campbell, Secretary
Scott Burns, Chief Financial Officer.

As always, please feel free to call me at (907) 542-2214, or our Seattle office at 1-800-786-9574.

Sincerely,
/s/Louis A. Thompson
Louis A. Thompson
President/CEO